SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2008

White Mountain Titanium Corporation
(Exact Name of Registrant as Specified in Charter)

NEVADA	333-129347	87-057730
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2150 - 1188 West Georgia Street, Vancouver, British Columbia, Canada		V6E 4A2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (604) 408-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

On April 29, 2008, White Mountain Titanium Corporation (the “Company”) issued a press release (the “Press Release”) announcing a new, independent technical report dated February 25, 2008, on its Cerro Blanco titanium property in Chile. The author of the report confirmed a new resource estimate on the property and the Company has retracted its internally prepared resource estimate contained in a prior press release dated May 22, 2007. The cease trade order issued by the British Columbia Securities Commission was revoked by the commission on April 30, 2008.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including the Press Release in Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company on April 29, 2j008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White Mountain Titanium Corporation

Date: May 1, 2008	By:	/s/ Charles E. Jenkins
Charles E. Jenkins
Chief Financial Officer